Related party transactions	12 Months Ended
Dec. 31, 2024
Related party transactions
Related party transactions
31.	Related party transactions

During the year ended December 31, 2024, the Company incurred expenses of $1.4 million ($1.1 million in 2023) for administrative, legal and technical expenses charged from associates, primarily reflected in the consolidated statement of loss. As of December 31, 2024, amounts payable to associates amounted to $0.1 million ($0.1 million in 2023) and amounts receivable from associates is nil ($0.1 million in 2023).

During the year ended December 31, 2024, the Company contributed a donation of $0.1 million (nil in 2023) to Barkerville Heritage Trust, of which an officer of the Company holds a position on the board of directors.

As at December 31, 2024, OGR held an interest of 24.4% (compared to 39.0% as at December 31, 2023) in Osisko Development Corp.